POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more Registration Statements under the Securities Act of 1933 to be filed by Con Edison with the Securities and Exchange Commission with respect to $500 million of debt, equity or other securities and exchange offers relating to such securities, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of October 2002.


                                    Vincent A. Calarco
                                    Vincent A. Calarco

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more Registration Statements under the Securities Act of 1933 to be filed by Con Edison with the Securities and Exchange Commission with respect to $500 million of debt, equity or other securities and exchange offers relating to such securities, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of October 2002.


                                    George Campbell, Jr.
                                    George Campbell, Jr.

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more Registration Statements under the Securities Act of 1933 to be filed by Con Edison with the Securities and Exchange Commission with respect to $500 million of debt, equity or other securities and exchange offers relating to such securities, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 15th day of October 2002.


                                    Gordon J. Davis
                                    Gordon J. Davis

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more Registration Statements under the Securities Act of 1933 to be filed by Con Edison with the Securities and Exchange Commission with respect to $500 million of debt, equity or other securities and exchange offers relating to such securities, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 16th day of October 2002.


                                    Michael J. Del Giudice
                                    Michael J. Del Giudice

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more Registration Statements under the Securities Act of 1933 to be filed by Con Edison with the Securities and Exchange Commission with respect to $500 million of debt, equity or other securities and exchange offers relating to such securities, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of October 2002.



                                    Joan S. Freilich
                                    Joan S. Freilich

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more Registration Statements under the Securities Act of 1933 to be filed by Con Edison with the Securities and Exchange Commission with respect to $500 million of debt, equity or other securities and exchange offers relating to such securities, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of October 2002.



                                    Ellen V. Futter
                                    Ellen V. Futter

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more Registration Statements under the Securities Act of 1933 to be filed by Con Edison with the Securities and Exchange Commission with respect to $500 million of debt, equity or other securities and exchange offers relating to such securities, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of October 2002.



                                    Sally Hernandez-Pinero
                                    Sally Hernandez-Pinero

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more Registration Statements under the Securities Act of 1933 to be filed by Con Edison with the Securities and Exchange Commission with respect to $500 million of debt, equity or other securities and exchange offers relating to such securities, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 16th day of October 2002.


                                    Peter W. Likins
                                    Peter W. Likins

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more Registration Statements under the Securities Act of 1933 to be filed by Con Edison with the Securities and Exchange Commission with respect to $500 million of debt, equity or other securities and exchange offers relating to such securities, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of October 2002.


                                    Eugene R. McGrath
                                    Eugene R. McGrath

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more Registration Statements under the Securities Act of 1933 to be filed by Con Edison with the Securities and Exchange Commission with respect to $500 million of debt, equity or other securities and exchange offers relating to such securities, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of October 2002.


                                    Edward J. Rasmussen
                                    Edward J. Rasmussen

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more Registration Statements under the Securities Act of 1933 to be filed by Con Edison with the Securities and Exchange Commission with respect to $500 million of debt, equity or other securities and exchange offers relating to such securities, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of October 2002.



                                    Frederic V. Salerno
                                    Frederic V. Salerno

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more Registration Statements under the Securities Act of 1933 to be filed by Con Edison with the Securities and Exchange Commission with respect to $500 million of debt, equity or other securities and exchange offers relating to such securities, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of October 2002.


                                    Richard A. Voell
                                    Richard A. Voell

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more Registration Statements under the Securities Act of 1933 to be filed by Con Edison with the Securities and Exchange Commission with respect to $500 million of debt, equity or other securities and exchange offers relating to such securities, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of October 2002.





                                    Stephen R. Volk
                                    Stephen R. Volk